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                                                                    EXHIBIT 23.4

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent auditors, we hereby consent to the incorporation by reference in this registration statement of our report dated March 8, 2002 included in AMVESCAP plc's Form 20-F for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen
Chartered Accountants and Registered Auditors
180 Strand, London, WC2R 1BL
April 5, 2002